--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 14, 2001
                                 --------------
                Date of report (Date of earliest event reported)


                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                                  -----------
                 (State or Other Jurisdiction of Incorporation)


                0-28495                                93-1219887
                -------                                ----------
        (Commission File Number)             (IRS Employer Identification No.)


555 Bayview Avenue, Biloxi, Mississippi                    39530
--------------------------------------------               -----
(Address of Principal Executive Offices)                 (Zip Code)


                                 (228) 435-3632
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         On February 12, 2001 Equity Advisors, Inc. purchased 1,000,000 shares of Global Seafood Technologies, Inc.'s common stock pursuant to the exercise of 1,000,000 warrants at $1.00 per share. Attached as Exhibit 99.1 is Global Seafood's pro forma balance sheet as of December 31, 2000 reflecting the above described transaction.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Pro forma Balance Sheet as of December 31, 2000.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GLOBAL SEAFOOD TECHNOLOGIES, INC.



Date:    March 14, 2001                      By: /s/ Brent Gutierrez
                                                 -------------------------------
                                                 Brent Gutierrez
                                                 President and Chief Executive
                                                 Officer